UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2023

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Stock Purchase Agreement

As previously disclosed, on August 7, 2023, Oramed Pharmaceuticals Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (as subsequently amended on August 9, 2023 and August 21, 2023, the “Stock Purchase Agreement”) with Sorrento Therapeutics, Inc., a Delaware corporation (the “Seller”), pursuant to which, subject to the terms and conditions set forth in the Stock Purchase Agreement, the Company agreed to acquire certain equity securities of Scilex Holding Company (“Scilex”) owned by the Seller (the “Purchased Securities,” and such acquisition of the Purchased Securities, the “Transaction”).

On August 21, 2023, the Company and Seller entered into a Second Amendment to Stock Purchase Agreement, pursuant to which the parties agreed: (i) to further extend the deadline for entry of the Sale Order from August 21, 2023 to August 25, 2023, (ii) to reduce the number of Scilex warrants included in the equity securities to be purchased and acquired by the Company as follows: (a) reducing the number of public warrants exercisable for shares of common stock of Scilex from warrants in respect of 1,386,617 shares of common stock to warrants in respect of 693,309 shares of common stock, and (b) reducing the number of private warrants exercisable for shares of common stock of Scilex from warrants in respect of 3,104,000 shares of common stock to warrants in respect of 1,552,000 shares of common stock; (iii) including an obligation on the part of Seller to serve notice of the proposed Sale Order containing the terms of the Junior DIP Compromise (as defined below) on the shareholders of Scilex; and (iv) including as a condition to closing that the Sale Order include the following terms (collectively such terms are referred to as the “Junior DIP Compromise”) relating to the Junior Debtor-in-Possession loan between Scilex and the Seller and its affiliated debtor, Scintilla Pharmaceuticals, Inc. (the “Junior DIP Facility”): (A) that any recovery to Scilex on account of the Junior DIP Facility shall be identical to the treatment of Seller’s general unsecured creditors under any chapter 11 plan of reorganization or otherwise in the Seller’s bankruptcy case; provided that the Junior DIP Facility shall not be payable with equity securities of any reorganized debtor without the prior written consent of Scilex, (B) findings of fact and conclusions of law that the Junior DIP Compromise is entirely fair to Scilex and its shareholders under the laws of the State of Delaware, (C) exculpation of the Company and Scilex, its Affiliates, and any directors appointed to the board of directors of Scilex in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement and the Junior DIP Compromise to the fullest extent permitted by law, (D) any order confirming a chapter 11 plan for Seller shall include provisions consistent with the foregoing clauses (B) and (C) in form and substance acceptable to the Company, and (E) findings of fact and conclusions of law that notice of the proposed Sale Order was sufficiently served on shareholders of Scilex under the circumstances.

The foregoing description of the Stock Purchase Agreement, First Amendment to Stock Purchase Agreement and Second Amendment to Stock Purchase Agreement and the Transaction remains subject to approval by the United States Bankruptcy Court for the Southern District of Texas and does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement, First Amendment to Stock Purchase Agreement and Second Amendment to Stock Purchase Agreement, a copy of each of which is attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, and is incorporated into this report by reference in its entirety. These documents have been attached to provide investors with information regarding their terms. It is not intended to provide any other factual information about the Company or the Seller.

Item 8.01 Other Events.

On August 17, 2023, the Seller filed a Notice of (I) Successful Bidder and Successful Bid, (II) Reset of Sale Hearing, and (III) Sale Objection Deadline announcing the Company as the successful bidder in the auction for the Purchased Securities. The winning bid was the Company’s initial bid, except as modified on the record at the auction and subsequently memorialized by the Second Amendment to Stock Purchase Agreement. The full terms of the Transaction are set forth in the Stock Purchase Agreement.

A hearing with the United States Bankruptcy Court for the Southern District of Texas is scheduled for August 25, 2023 to consider approval of the Transactions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in the Company’s other filings with the Securities and Exchange Commission, which factors are incorporated herein by reference and the following factors: the inability to close the Transaction in a timely manner; the failure to satisfy conditions to completion of the Transaction, including receipt of required regulatory and other approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Stock Purchase Agreement by either the Company or the Seller; the outcome and timing of the Seller’s Chapter 11 process and approval of the Transaction by the Bankruptcy Court; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the Company’s purchase of the Purchased Securities; our ability to recover the proceeds and/or collateral under the Replacement DIP Loan Agreement; the possibility that the Transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; and exposure to potential litigation. In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements. The Company believes that the material factors and assumptions reflected in these forward-looking statements are reasonable, but readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect actual outcomes, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

2.1*	Stock Purchase Agreement dated as of August 7, 2023, between Oramed Pharmaceuticals Inc. and Sorrento Therapeutics, Inc. (incorporated by reference from Exhibit 2.1 from our current report on Form 8-K filed August 9, 2023).
2.2	First Amendment to Stock Purchase Agreement dated as of August 9, 2023, between Oramed Pharmaceuticals Inc. and Sorrento Therapeutics, Inc. (incorporated by reference from Exhibit 2.2 from our quarterly report on Form 10-Q filed August 10, 2023).
2.3	Second Amendment to Stock Purchase Agreement dated as of August 21, 2023, between Oramed Pharmaceuticals Inc. and Sorrento Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and similar attachments to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or other attachment will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

August 21, 2023

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